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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc.

6410 Poplar Avenue, Suite 900
                        Memphis, TN                          38119

(Address of principal executive offices)     (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc.
6410 Poplar Ave., Suite 900
Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: June 30, 2005.

Item 1. Longleaf Partners Funds Semi-Annual Report at June 30, 2005.
LETTER TO SHAREHOLDERS
Partners Fund - MANAGEMENT DISCUSSION
Partners Fund - PERFORMANCE HISTORY
Partners Fund - PORTFOLIO SUMMARY
Partners Fund - PORTFOLIO OF INVESTMENTS
International Fund - MANAGEMENT DISCUSSION
International Fund - PERFORMANCE HISTORY
International Fund - PORTFOLIO SUMMARY
International Fund - PORTFOLIO OF INVESTMENTS
Small-Cap Fund - MANAGEMENT DISCUSSION
Small-Cap Fund - PERFORMANCE HISTORY
Small-Cap Fund - PORTFOLIO SUMMARY
Small-Cap Fund - PORTFOLIO OF INVESTMENTS
Longleaf Partners Funds STATEMENTS OF ASSETS AND LIABILITIES
Longleaf Partners Funds STATEMENTS OF OPERATIONS
Longleaf Partners Funds STATEMENTS OF CHANGES IN NET ASSETS
Longleaf Partners Funds FINANCIAL HIGHLIGHTS
EXPENSE EXAMPLE
FUND INFORMATION
SERVICE DIRECTORY
Item 2. Code of Ethics.
Item 3. Audit Committee Financial Expert.
Item 4. Principal Accountant Fees and Services.
Item 5. Audit Committee of Listed Registrants.
Item 6. Schedule of Investments
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Item 10. Submission of Matters to a Vote of Security Holders
Item 11. Controls and Procedures.
Item 12. Exhibits.
EX-99 CERTIFICATIONS
EX-99.906 CERTIFICATIONS

Item 1.     Longleaf Partners Funds Semi-Annual Report at June 30, 2005.

LONGLEAF PARTNERS FUNDS ®
SEMI-ANNUAL REPORT
at June 30, 2005
PARTNERS FUND
INTERNATIONAL FUND
SMALL-CAP FUND

MANAGED BY:
SOUTHEASTERN ASSET MANAGEMENT, INC.
Memphis, TN

Cautionary Statement
One of Longleaf’s “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe our shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.
You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of fees, expenses, and risks. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the Prospectus or more current performance information by calling 1-800-445-9469 or at Longleaf’s website (www.longleafpartners.com).
The price-to-value ratio (P/V) is a calculation that compares the prices of the stocks in a portfolio to Southeastern’s appraisal of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. We caution our shareholders not to give this calculation undue weight. P/V alone tells nothing about:

•	The quality of the businesses we own or the managements that run them;
•	The cash held in the portfolio and when that cash will be invested;
•	The range or distribution of individual P/V’s that comprise the average; and
•	The sources of and changes in the P/V.
When all of the above information is considered, the P/V ratio is a useful tool to gauge the attractiveness of a Fund’s potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company’s price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information, that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund’s return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.

CONTENTS

Letter to Shareholders	2
Longleaf Partners Fund (Partners Fund)
Management Discussion	4
Performance History	6
Portfolio Summary	7
Portfolio of Investments	8
Longleaf Partners International Fund (International Fund)
Management Discussion	11
Performance History	14
Portfolio Summary	15
Portfolio of Investments	16
Longleaf Partners Small-Cap Fund (Small-Cap Fund)
Management Discussion	20
Performance History	22
Portfolio Summary	23
Portfolio of Investments	24
Financial Statements and Footnotes	28
Financial Highlights	40
Expense Example	42
Fund Information	44
Service Directory	45

Longleaf Partners Funds
LETTER TO SHAREHOLDERS
TO OUR SHAREHOLDERS:
“I will prepare myself and the opportunity will come.”  — Abraham Lincoln
For the last two years we have been preparing – keeping our appraisals current, meeting with managements, creating wish lists, analyzing different types of investments, and generally looking in every place imaginable to find a 60-cent dollar. The opportunities have been few and far between. Recent returns do not necessarily reflect either the progress made at most of our holdings or the improved opportunity embedded in the Funds since the start of 2005 and the outset of the second quarter.
The recent performance of the Funds was as follows:

	Year-to-Date	Second Quarter

Partners Fund	(1.1)%	0.0%
S&P 500 Index	(0.8)	1.4

International Fund	1.5	(0.8)
EAFE Index	(1.2)	(1.0)

Small-Cap Fund	4.6	2.3
Russell 2000 Index	(1.3)	4.3

Inflation plus 10%	7.2	3.1
In the second quarter we saw a bit more volatility, particularly in the U.S. This gave us the opportunity to purchase one new name in the Partners Fund and several new holdings in the Small-Cap Fund. In the International Fund we added to a few existing positions that were selling at significant discounts. With no major sales in the portfolios, the cash levels of all three Funds declined. Adding investments at steeply discounted prices combined with the accruing values of existing holdings helped lower the price-to-value ratio in all three Funds.
While we are more fully invested in stocks with less expensive portfolios, each Fund needs at least two new investments to complete the foundation for future compounding. We and our shareholders must maintain the same patience we have exercised for two years. Very little appears underpriced today. The U.S. market is most challenging. The S&P 500 sells at 18X the next year’s expected earnings. This P/ E ratio is meaningfully above the long-term historic average, although extremely low bond yields justify a somewhat higher P/ E. The 18X seems more ominous given that it incorporates historically high profit margins, low interest rates, and this business cycle’s peak earnings. Such market pricing does not yield many companies selling for half of corporate worth and leaves little

Longleaf Partners Funds
LETTER TO SHAREHOLDERS
room for improvement in optimistic market assumptions. While foreign markets appear a bit more discounted than the U.S., in the second quarter many major international markets appreciated, moving stock prices further away from our required discount. Record low volatility worldwide has made finding new investments difficult across the globe.
These observations do not imply that we anticipate dramatic market corrections here or abroad. However, if a correction does occur, we are prepared to take advantage of the investment opportunities.
Historically, Southeastern has worked hard to prepare Longleaf’s quarterly reports as quickly as possible, often releasing them a couple of weeks following quarter end. After careful consideration, we have elected to release Longleaf’s quarterly reports in coordination with the required release of Southeastern’s holdings on Form 13F, generally 45 days after the end of each quarter. This timing will prevent disclosing our trading activities to competitors until it is mandatory. Longleaf shareholders will benefit from the longer period of anonymity to execute our trading strategies. Thank you for your understanding.
Please find enclosed with this Semi-Annual Report an excerpt from Dr. David Swensen’s terrific book Unconventional Success: A Fundamental Approach to Personal Investment, which was published in the July 2005 edition of Institutional Investor. David highlights the Longleaf Partners Funds’ governing principles and commitments that our partners have valued since the Funds’ inception. As many of you may know, David Swensen is the renowned and sagacious leader who has taken Yale University’s Endowment to the top of the investment performance charts for the past twenty years. We thank him for his kind words and professional support. We also wish David and his Yale team every success in their future investing endeavors.
We appreciate your ongoing patience. We wish all of our partners a wonderful summer with family and friends.
Sincerely,

O. Mason Hawkins, CFA Chairman & CEO Southeastern Asset Management, Inc.	G. Staley Cates, CFA President Southeastern Asset Management, Inc.

Partners Fund -
MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford
The Partners Fund’s flat second quarter return held 2005 year-to-date performance at (1.1)%. The S&P 500 rose 1.4% over the last three months and stood at (0.8)% for the year.
Positive results at Cemex both in the quarter and the half made it the largest positive contributor to Fund performance for both periods. Ongoing strength in worldwide cement pricing increased cash flow at the company. The integration of the RMC acquisition in the U.K. has surpassed expectations. Rising oil prices along with well executed capital allocation helped Pioneer Natural Resources remain a large contributor to the Fund’s year-to-date performance, even though the stock price fell slightly in the second quarter.
In addition to Cemex’s gains over the last three months, General Motors, to which we added in the high $20s during the year, rallied. Several events positively impacted sentiment regarding the stock, although our appraisal remained stable, and far above the $34 price at the end of June. Kirk Kerkorian made a tender offer at $31, talks progressed with the United Auto Workers regarding health care costs, management announced cost cutting initiatives, and “employee pricing” helped increase sales in June.
The Fund’s performance in the second quarter and for the first half was hurt by FedEx’s price decline. Our appraisal has grown over the last six months, making FedEx a much more attractive investment today. The one-time cost of converting FedEx Kinko’s stores around the country has hurt short-term earnings but should yield a satisfactory return once conversions are complete. Customer fuel surcharges have followed rising fuel costs, but the lag time between the two created a short-term margin hit. Fears also surfaced about tougher pricing in the express business; we will see how that actually plays out.
Recent disdain for media stocks also hurt the second quarter returns of the Fund, but had no impact on the long-term fundamentals of the companies we own. Disney’s stock fell 12% while ESPN maintained its dominance, theme park attendance increased, and the ABC network gained share. Comcast, the largest U.S. cable operator, grew digital and broadband subscribers, and moved forward in its push to add customers for voice over internet service. Pricing rose at a solid rate. Recent cable transactions, including the purchase of Adelphia, occurred at multiples that imply Comcast’s value is well above its price. Insider moves to take Cox and Cablevision private also highlighted the intrinsic value of cable assets.
The negative media sentiment hurt the Partners Fund’s second quarter performance, but also aided our ability to make a new investment, Liberty Media. Liberty holds a number of mostly liquid entertainment and on-line businesses in a

Partners Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford
somewhat complex structure. QVC dominates television sales channels, and its size provides a meaningful advantage. Liberty’s ownership of News Corp. shares gives us a high quality asset that we have owned before and that itself is discounted. Discovery with its related networks is being spun out as a means to unlock its large and growing worth. John Malone has a strong history of creating value, and his significant ownership of Liberty aligns him with shareholders in his desire to minimize taxes and gain value recognition.
Two other changes occurred in the portfolio during the quarter. The Level 3 convertible bond purchase, which was described in the First Quarter Report, closed. Although Level 3 fell only slightly in the quarter, its first quarter decline left it as the largest detractor for the Fund’s 2005 performance. The other transaction involved Telephone and Data Systems splitting shares into two separate pieces. The new TDS Special Common is expected to be used to buy in the remainder of U.S. Cellular.
As we close the first half of 2005 we are encouraged by the progress made. The purchases mentioned above as well as additions to several undervalued holdings have helped lower our cash position to 15%. In addition, the price-to-value ratio (P/V) of the Fund is more attractive as values grew and we added more discounted investments. The P/V is now near its long-term average in the mid-to-high 60%s. While our “on deck” list is limited, there are several highly qualified investment opportunities that would become buys with less than a 10% price decline or value accretion.

Partners Fund - PERFORMANCE HISTORY
AVERAGE ANNUAL RETURNS
for the periods ended June 30, 2005

	Partners	Inflation	S&P 500
	Fund	Plus 10%	Index

Year-to-Date	(1.09)%	7.21%	(0.81)%
One Year	2.82	12.53	6.32
Five Years	11.18	12.44	(2.37)
Ten Years	13.13	12.46	9.94
Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Current performance may be lower or higher than the performance quoted. Please call 1-800-445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

Partners Fund - PORTFOLIO SUMMARY
TABLE OF PORTFOLIO HOLDINGS

		Net
		Assets

Common Stock		82.0%
Vivendi Universal SA	6.7
Koninklijke Philips Electronics N.V.	6.2
Yum! Brands, Inc.	5.9
General Motors Corporation	5.6
Cemex S.A. de C.V.	5.6
The Walt Disney Corporation	5.4
Liberty Media Corporation	5.0
Comcast Corporation	5.0
FedEx Corporation	5.0
The DIRECTV Group, Inc.	4.9
The NipponKoa Insurance Company, Ltd.	4.8
Pioneer Natural Resources Company	4.3
Aon Corporation	4.2
Waste Management, Inc.	3.3
Telephone and Data Systems, Inc.	3.3
Diageo plc	2.8
Knight-Ridder, Inc.	2.1
Level 3 Communications, Inc.	1.9
Corporate Bonds		2.3
Level 3 Communications, Inc.	2.3
Cash Reserves		15.5
Other Assets and Liabilities, net		0.2

		100.0%

PORTFOLIO CHANGES
January 1, 2005 through June 30, 2005

New Holdings	Eliminations

Level 3 Communications, Inc. 10%	None
Convertible Senior Notes due 5-1-11
Liberty Media Corporation – Class A
Telephone and Data Systems, Inc – Special
(stock dividend from Telephone and Data Systems, Inc.)

Partners Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2005 (Unaudited)

Shares			Value

Common Stock 82.0%
		Automobiles 5.6%
14,240,000		General Motors Corporation	$484,160,000
		Beverages 2.8%
16,832,505		Diageo plc (Foreign)	248,308,866
		Broadcasting and Cable 9.9%
1,668,996	*	Comcast Corporation – Class A	51,238,177
12,759,000	*	Comcast Corporation – Class A Special	382,132,050
27,641,000	*	The DIRECTV Group, Inc.	428,435,500

			861,805,727

		Construction Materials 5.6%
9,740,580		Cemex S.A. de C.V. (Foreign)	41,292,021
10,422,871		Cemex S.A. de C.V. ADS (Foreign)	442,138,188

			483,430,209

		Entertainment 10.4%
42,718,048	*	Liberty Media Corporation – Class A	435,296,909
18,465,000		The Walt Disney Corporation	464,948,700

			900,245,609

		Environmental Services 3.3%
10,161,100		Waste Management, Inc.	287,965,574
		Insurance Brokerage 4.2%
14,627,000		Aon Corporation	366,260,080
		Multi-Industry 6.7%
14,386,570		Vivendi Universal SA (Foreign)(d)	453,891,059
4,141,900		Vivendi Universal SA ADR (Foreign)	129,765,727

			583,656,786

		Natural Resources 4.3%
8,784,400		Pioneer Natural Resources Company(b)	369,647,552
		Property & Casualty Insurance 4.8%
63,701,000		The NipponKoa Insurance Company, Ltd. (Foreign)(b)	414,479,027
		Publishing 2.1%
2,973,300		Knight-Ridder, Inc.	182,382,222
		Restaurants 5.9%
9,880,000		Yum! Brands, Inc.	514,550,400
		Technology 6.2%
19,232,035		Koninklijke (Royal) Philips Electronics N.V. (Foreign)	486,621,709
1,941,965		Koninklijke (Royal) Philips Electronics N.V. ADR (Foreign)	48,918,098

			535,539,807

See Notes to Financial Statements.

Partners Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2005 (Unaudited)

Shares			Value

		Telecommunications 5.2%
81,029,000	*	Level 3 Communications, Inc.(b)	$164,488,870
3,420,600		Telephone and Data Systems, Inc.	139,594,686
3,825,700		Telephone and Data Systems, Inc. – Special	146,677,338

			450,760,894

		Transportation 5.0%
5,325,600		FedEx Corporation(d)	431,426,856

		Total Common Stocks (Cost $5,209,906,083)	7,114,619,609

Principal
Amount

Corporate Bonds 2.3%
	Telecommunications 2.3%
222,079,000	Level 3 Communications, Inc. 10% Convertible Senior Notes due 5-1-11 (Cost $222,079,000)(b)(c)	199,175,326
Short-Term Obligations 15.5%
342,759,000	Repurchase Agreement with State Street Bank, 2.40% due 7-1-05, Repurchase price $342,781,851 (Collateralized by U.S. government agency securities)	342,759,000
1,000,000,000	U.S. Treasury Bills, 2.64% – 2.90% due 7-14-05 to 8-18-05	997,763,493

	Total Short-Term Obligations	1,340,522,493

Total Investments (Cost $6,772,507,576)(a)	99.8%	8,654,317,428
Other Assets and Liabilities, Net	0.2	21,300,204

Net Assets	100.0%	$8,675,617,632

Net asset value per share		$30.98

*  Non-income producing security

(a)	Aggregate cost for federal income tax purposes is $6,774,938,142. Net unrealized appreciation of $1,881,809,852 consists of unrealized appreciation and depreciation of $2,150,348,175 and $(268,538,323), respectively.
(b)	Affiliated issuer. See Note 7.
(c)	Illiquid and board valued. See Notes 2 and 8.
(d)	All or a portion designated as collateral for forward currency contracts. See Note 10.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 26% of net assets.
See Notes to Financial Statements.

Partners Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2005 (Unaudited)
OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain

64,000,000	Euro 9-2-05	$77,676,439	$7,954,921
280,491,000	Euro 12-5-05	341,972,346	4,363,916
23,400,000,000	Japanese Yen 9-2-05	212,508,754	14,757,352
23,484,000,000	Japanese Yen 12-5-05	215,367,289	7,941,067

		$847,524,828	$35,017,256

See Notes to Financial Statements.

International Fund -
MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and Andrew McDermott
Longleaf Partners International Fund declined 0.8% in the second quarter compared to a 1.0% decline for the EAFE Index. For the year-to-date, the Fund has gained 1.5% compared to a 1.2% decline in the EAFE. The broad trends described in the First Quarter Report accelerated in the second. Many major international markets, including the CAC 40 and the FTSE, rose 5 to 10% in local currency, but declined in dollars. The Nikkei reversed its first quarter decline and was up marginally for the year, but down over 6% in dollars.
What does this mean to the Fund? Unfortunately, it means that many of the opportunities that were within reach at the end of the first quarter have moved above our buy limits despite what appears to be a bear market in international stocks if viewed with U.S. dollar goggles. With the exception of large multinationals such as Philips and Olympus, most international stocks we follow generate the majority of their earnings in local currencies. Their values do not fluctuate much or at all when the U.S. dollar moves against their local currency. In fact, this is one reason we hedge the foreign exchange component of many positions.
At the end of March, orders were on the trading desk for excellent companies that would have utilized most of the Fund’s cash. Those stocks are now too expensive to purchase. The international “on deck” list remains longer than its domestic counterpart, but most equities are as overpriced as we have seen them, with the continued exception of Japan. We note that we are “outperforming” our benchmark only to stress once again that our goals are absolute. We share your dissatisfaction with the essentially money market returns generated over the past year.
Despite the appearance that nothing has happened to the portfolio this year, tremendous activity took place on two fronts. First, and more important, values at most investees grew. At Cemex, the Fund’s best performer for the quarter and the year-to-date, a strong cement pricing environment together with higher than expected synergies from its acquisition of RMC drove both price and value higher. At Millea and DoCoMo, large share buybacks accelerated growth delivered by improving operating performance. At Fairfax, continued operating improvement and the recapitalization in which the Fund participated led to a critical ratings decision that will strengthen the competitiveness of Fairfax’s core insurance business. Most other appraisals grew simply because the underlying companies are well managed, good businesses. The partial recognition of such progress explains the appreciation at our other top contributors for the year-to-date: Shaw, YUM Brands, and Renault. Even some of the companies that have hurt performance most in the quarter and year-to-date, such as Olympus,

International Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and Andrew McDermott
DoCoMo, Philips, and KDDI, grew their overall corporate values despite highly visible problems in parts of their operations.
We had a few setbacks. Willis, the Fund’s worst performer in 2005 and second worst in the quarter, and Molson Coors each reported deterioration in their UK businesses that lowered our appraisals. SkyPerfect, the Fund’s second worst performer year-to-date, faces stiffening competition in Japan’s multi-channel marketplace and may need to spend more capital than expected to maintain its leadership position.
Continuation of the mostly positive second quarter trends will lead to an improved price-to-value ratio from the current high 60%s as we update appraisals through the summer and fall. We believe that sooner or later, performance will reflect this value growth. Considering the high cash flow generation and the increasing number of buybacks under way across the portfolio, we actually prefer that the prices at companies such as Millea and DoCoMo remain low. The lower the share price when a company executes a buyback, the greater the impact on value growth. We would much prefer Millea to repurchase shares at 75% of U.S. GAAP book than to buy in shares at fair value.
In addition to value growth, the other big change involved Japan. Investors frequently ask us macro questions about Japan because they misconstrue the Fund’s high Japanese weighting as either an indication of an affinity for the Japanese market or a reflection of expertise about Japanese trends. In fact, we have invested large sums in Japan over the past several years in spite of negative views of most macro factors. We agreed that the government was too intrusive, that managements generally did not care about shareholders, that “catalysts” and “exit strategies” were few and far between, and that returns on equity were too low. However, the prices for a select group of decent businesses were so low, frequently below net cash on the balance sheet, that they more than reflected these risks. Recent Longleaf reports have described structural changes in Japan’s financial markets: the decline in cross-shareholdings, the increase in mergers and acquisitions, and the appearance of activist local investors. These trends contributed to the takeover of Nippon Broadcasting, which was the third largest contributor to performance in the first half of 2005.
Changes in the recent quarter were more prosaic, but potentially more important. When we first visited Japan, managements rarely met with us or any shareholders. If they did, they spoke primarily about market share. Most companies consistently lowered prices to protect share while paying automatic salary increases to employees as they aged. Predictably, returns on equity spiraled towards low single digits across Japan. In the second quarter, which marked the beginning of the

International Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and Andrew McDermott
fiscal year for most Japanese companies, widespread pricing improvements surfaced for the first time in nearly a decade. In many cases, these price hikes simply reflected rising input costs as commodity prices soared, though in the past managements intent on protecting share would have absorbed these costs. More interesting were the attempts by industry leaders to remove structural barriers to intelligent pricing. Viewed broadly, these moves were a long-overdue effort by producers to regain control of product pricing from inefficient distributors. For example, Ezaki Glico led a move to stabilize pricing in the candy sector after Japan’s major brewers initiated a similar process in January. Property and casualty premiums rose based on improved pricing and increased customer spending on plant and equipment. Even the cut-throat pricing trends that have pressured cellular margins at DoCoMo and KDDI showed signs of improving. At the same time that they are raising prices, most of our Japanese management partners are replacing seniority driven pay scales with merit based incentives that frequently include an equity component and generally result in lower overall personnel costs. For example, both Millea and NipponKoa recently replaced cash bonuses paid to retiring directors with options, and aggressively encouraged all employees to participate directly in employee stock ownership programs.
There will be bumps in the road, but the shift in Japan towards working for shareholders has begun to occur and appears irreversible. Considering the low bar set for most Japanese managements by prevailing local interest rates and historically low margins and returns, a small improvement could have tremendous value implications for Japan in general and for the Fund’s Japanese holdings in particular.
The portfolio had a few minor changes during the first half. We sold Nippon Broadcasting and NTT for the reasons described in the First Quarter Report. We also liquidated Gendis, a small position that had distributed its most valuable assets to shareholders over the Fund’s holding period. We thank Albert Cohen for his work in this effort during a difficult period.
We end the quarter as we began the year: focused on the Fund’s holdings, searching for opportunities that make sense, and unwilling to invest our and your capital on unattractive terms.

International Fund - PERFORMANCE HISTORY
AVERAGE ANNUAL RETURNS
for the periods ended June 30, 2005

	International	Inflation	EAFE
	Fund	Plus 10%	Index

Year-to-Date	1.48%	7.21%	(1.17)%
One Year	5.20	12.53	13.65
Five Years	10.34	12.44	(0.58)
Since Public Offering 10/26/98	14.65	12.59	3.94
Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The EAFE Index is shown with all dividends and distributions reinvested. In 1998, the EAFE was available at month-end only; therefore, the EAFE value at October 31, 1998 was used to calculate performance since public offering. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Current performance may be lower or higher than the performance quoted. Please call 1-800-445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

International Fund - PORTFOLIO SUMMARY
TABLE OF PORTFOLIO HOLDINGS

		Net
		Assets

Common Stock		86.9%
The NipponKoa Insurance Company, Ltd.	7.3
Shaw Communications Inc.	6.4
Koninklijke Philips Electronics N.V.	6.1
Cemex S.A. de C.V.	6.0
Fairfax Financial Holdings Limited	5.9
Vivendi Universal SA	5.8
Renault SA	5.5
Molson Coors Brewing Company	5.1
The News Corporation	5.0
Yum! Brands, Inc.	5.0
Olympus Corporation	4.9
Willis Group Holdings Limited	4.6
Millea Holdings, Inc.	4.5
BIL International Limited	3.6
KDDI Corporation	3.1
Ezaki Glico Co., Ltd.	3.0
NTT DoCoMo, Inc.	2.4
SKY Perfect Communications Inc.	1.6
Diageo plc	1.1
Cash Reserves		11.3
Other Assets and Liabilities, net		1.8

		100.0%

PORTFOLIO CHANGES
January 1, 2005 through June 30, 2005

New Holdings	Eliminations

None	Gendis Inc.
Nippon Broadcasting System, Inc.
Nippon Telegraph and Telephone Corporation

International Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2005 (Unaudited)

Shares		Value

Common Stock 86.9%
	Automobiles 5.5%
1,597,000	Renault SA (France)(c)	$140,945,884
	Beverages 6.2%
1,889,000	Diageo plc (United Kingdom)	27,866,051
2,089,600	Molson Coors Brewing Company (United States)	129,555,200

		157,421,251

	Broadcasting and Cable 13.0%
7,537,240	The News Corporation (United States)	127,077,866
7,808,900	Shaw Communications Inc. – Class B (Canada)(c)	162,190,853
52,233	SKY Perfect Communications Inc. (Japan)(c)	39,406,902

		328,675,621

	Construction Materials 6.0%
2,355,494	Cemex S.A. de C.V. (Mexico)	9,985,351
3,380,491	Cemex S.A. de C.V. ADS (Mexico)	143,400,428

		153,385,779

	Food 3.0%
9,851,000	Ezaki Glico Co., Ltd. (Japan)(b)(c)	76,009,431
	Insurance Brokerage 4.6%
3,586,000	Willis Group Holdings Limited (United Kingdom)	117,333,920
	Medical and Photo Equipment 4.9%
6,405,000	Olympus Corporation (Japan)(c)	123,117,499
	Multi-Industry 9.4%
127,134,000	BIL International Limited (Singapore)(b)(c)	90,417,116
4,653,000	Vivendi Universal SA (France)(c)	146,800,460

		237,217,576

	Property & Casualty Insurance 17.7%
910,000	Fairfax Financial Holdings Limited (Canada)(c)	150,861,773
8,396	Millea Holdings, Inc. (Japan)	112,896,310
28,556,000	The NipponKoa Insurance Company, Ltd. (Japan)(c)	185,803,411

		449,561,494

	Restaurants 5.0%
2,418,000	Yum! Brands, Inc. (United States)	125,929,440
See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2005 (Unaudited)

Shares		Value

	Technology 6.1%
3,044,931	Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	$77,044,864
3,063,069	Koninklijke (Royal) Philips Electronics N.V. ADR (Netherlands)	77,158,708

		154,203,572

	Telecommunications 5.5%
17,163	KDDI Corporation (Japan)	79,456,899
41,647	NTT DoCoMo, Inc. (Japan)(c)	61,638,011

		141,094,910

	Total Common Stocks (Cost $1,590,834,326)	2,204,896,377

Principal
Amount

Short-Term Obligations 11.3%
111,710,000	Repurchase Agreement with State Street Bank, 2.40% due 7-1-05, Repurchase price $111,717,447 (Collateralized by U.S. government agency securities)	111,710,000
175,000,000	U.S. Treasury Bills, 2.64% – 2.90% due 7-7-05 to 8-18-05	174,660,233

Total Short-Term Obligations	286,370,233

Total Investments (Cost $1,877,204,559)(a)	98.2%	2,491,266,610
Other Assets and Liabilities, Net	1.8	46,860,127

Net Assets	100.0%	$2,538,126,737

Net asset value per share	$15.78

(a)	Also represents aggregate cost for federal income tax purposes. Net unrealized appreciation of $614,062,051 consists of unrealized appreciation and depreciation of $647,113,879 and $(33,051,828), respectively.
(b)	Affiliated issuer. See Note 7.
(c)	All or a portion designated as collateral for forward currency contracts. See Note 10.

Note:	Country listed in parenthesis after each company indicates location of headquarters/primary operations.
See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2005 (Unaudited)
OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain(Loss)

40,700,000	British Pound 9-2-05	$72,810,150	$5,059,939
8,678,000	British Pound 12-5-05	15,498,187	284,838
164,000,000	Canadian Dollar 9-2-05	134,115,102	1,145,977
43,404,000	Canadian Dollar 12-5-05	35,592,969	(699,488)
86,546,000	Euro 12-5-05	105,516,179	1,346,494
26,318,000,000	Japanese Yen 9-2-05	239,008,777	16,151,801
34,778,000,000	Japanese Yen 12-5-05	318,942,411	11,760,111

		$921,483,775	$35,049,672

COUNTRY WEIGHTINGS

	Equity	Net
	Only	Assets

Japan	30.8%	26.8%
United States	17.3	15.1
Canada	14.2	12.3
France	13.0	11.3
Netherlands	7.0	6.1
Mexico	7.0	6.0
United Kingdom	6.6	5.7
Singapore	4.1	3.6

	100.0%

Cash, other assets and liabilities, net		13.1

		100.0%

See Notes to Financial Statements.

(Intentionally Left Blank)

Small-Cap Fund -
MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford
Longleaf Partners Small-Cap Fund returned 2.3% in the second quarter and was up 4.6% for the first half of 2005. By contrast the Russell 2000 added 4.3% over the last three months but remained in the red for the year-to-date, down 1.3%.
Neiman Marcus propelled the Fund’s positive results thus far this year as a private equity firm agreed to buy the company for $100 per share. The closing date is not yet firm, but if it occurs before October 31st, the Small-Cap’s already meaningful realized gains (currently over 10% of NAV) will increase by about a third. These gains are all long-term and are a result of some extremely successful investments. We will not have a final estimate of the gains distribution until late October, and we hope that the Neiman deal will close after October 31st. For those partners who are taxable, we thought this information would be of interest.
The Fund’s performance fell short of inflation plus 10% in the first half. Although Level 3 positively impacted returns in the second quarter, our investment, driven primarily by the equity piece, has hurt 2005 results. No significant news has occurred since last quarter, and our appraisal has not changed materially.
During the second quarter a number of holdings helped performance, led by PepsiAmericas, Fairfax and a new investment, Pioneer Natural Resources. Ongoing growth in revenue and operating cash flow helped drive PepsiAmericas’ stock. At Fairfax continued operating improvement and the recapitalization in which the Fund participated led to a critical ratings decision that will strengthen the competitiveness of Fairfax’s core insurance business. Pioneer Natural Resources has been a holding in the Partners Fund for quite some time, and as its value and price grew in early 2004 we scaled back the position in that Fund. During the quarter the price declined, providing a window to add this company to the Small-Cap Fund. The stock has appreciated since the mid-May purchase, but sells for well below our appraisal.
The only significant decline in the quarter came at Molson Coors when they surprised investors with the announcement of weak earnings at Carling in the U.K. Our appraisal fell by a single digit percentage but the stock dropped almost 20% in the quarter, making it one of the portfolio’s more discounted holdings.
The Fund’s cash position declined by almost half over the last three months to under 18% as a result of a number of new purchases. We added to several undervalued existing holdings and also bought new names including Pioneer Natural Resources, Willis, Service Corp., Olympus, and Hollinger. In most cases we acquired only partial positions for various reasons. For the year-to-date, with the exception of Service Corp and U.S.I. Holdings, each of the new holdings is

Small-Cap Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford
now or has been a position in one of the Longleaf Funds. Our familiarity with these businesses and the people running them makes us confident in our knowledge and understanding of each.
With cash down to the teens and an “on deck” list of new names for the first time in a while, we are pleased with the Fund’s progress. The price-to-value ratio has become more attractive in the mid-70%s, aided by the purchase of undervalued securities and value growth at our holdings.

Small-Cap Fund - PERFORMANCE HISTORY
AVERAGE ANNUAL RETURNS
for the periods ended June 30, 2005

	Small-Cap	Inflation	Russell 2000
	Fund	Plus 10%	Index

Year-to-Date	4.56%	7.21%	(1.25)%
One Year	14.07	12.53	9.45
Five Years	14.26	12.44	5.71
Ten Years	15.81	12.46	9.90
Past performance does not predict future performance, Fund prices fluctuate, and the value of an investment at redemption may be worth more or less than the purchase price. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Current performance may be lower or higher than the performance quoted. Please call 1-800-445-9469 or view Longleaf’s website (www.longleafpartners.com) for more current performance information.

Small-Cap Fund - PORTFOLIO SUMMARY
TABLE OF PORTFOLIO HOLDINGS

		Net
		Assets

Common Stock		72.6%
Shaw Communications Inc.	6.8
Fairfax Financial Holdings Limited	5.5
Everest Re Group, Ltd.	5.3
Hasbro, Inc.	5.2
PepsiAmericas, Inc.	5.0
IHOP Corp.	4.8
The Neiman Marcus Group, Inc.	4.8
Pioneer Natural Resources Company	4.7
Molson Coors Brewing Company	4.6
Hilb, Rogal & Hobbs Company	4.5
Jacuzzi Brands, Inc.	4.5
Ruddick Corporation	3.2
Willis Group Holdings Limited	3.1
Service Corporation International	2.1
Level 3 Communications, Inc.	2.1
Deltic Timber Corporation	1.5
Olympus Corporation	1.4
U.S.I. Holdings Corp.	1.1
Vail Resorts, Inc.	1.1
Odyssey Re Holdings Corp.	0.8
Hollinger International Inc.	0.5
Corporate Bonds		9.6
Level 3 Communications, Inc.	9.6
Cash Reserves		17.7
Other Assets and Liabilities, net		0.1

		100.0%

PORTFOLIO CHANGES
January 1, 2005 through June 30, 2005

New Holdings	Eliminations

Hollinger International Inc.	Texas Industries, Inc.
Olympus Corporation
Pioneer Natural Resources Company
Service Corporation International
U.S.I. Holdings Corp.
Willis Group Holdings Limited

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2005 (Unaudited)

Shares			Value

Common Stock 72.6%
		Beverages 9.6%
1,981,000		Molson Coors Brewing Company	$122,822,000
5,262,900		PepsiAmericas, Inc.	135,046,014

			257,868,014

		Broadcasting and Cable 6.8%
8,716,700		Shaw Communications Inc. – Class B (Foreign)(c)	181,045,859
		Funeral Services 2.1%
6,956,500		Service Corporation International	55,791,130
		Grocery – Retail 3.2%
3,394,100		Ruddick Corporation(b)	86,651,373
		Insurance Brokerage 8.7%
3,526,400		Hilb Rogal & Hobbs Company(b)	121,308,160
2,385,076	*	U.S.I. Holdings Corp.	30,719,779
2,513,000		Willis Group Holdings Limited (Foreign)	82,225,360

			234,253,299

		Manufacturing 4.5%
11,284,800	*	Jacuzzi Brands, Inc.(b)	121,085,904
		Medical and Photo Equipment 1.4%
1,893,000		Olympus Corporation (Foreign)	36,387,420
		Natural Resources 6.2%
1,062,000		Deltic Timber Corporation(b)	40,387,860
3,012,200		Pioneer Natural Resources Company	126,753,376

			167,141,236

		Property & Casualty Insurance 11.6%
1,530,300		Everest Re Group, Ltd. (Foreign)	142,317,900
886,000		Fairfax Financial Holdings Limited (Foreign)(c)	146,883,001
843,800		Odyssey Re Holdings Corp.	20,824,984

			310,025,885

		Publishing 0.5%
1,479,200		Hollinger International Inc.	14,806,792
		Real Estate 1.1%
1,020,717	*	Vail Resorts, Inc.	28,682,148
		Restaurants 4.8%
2,978,100		IHOP Corp.(b)	129,219,759
See Notes to Financial Statements.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2005 (Unaudited)

Shares			Value

		Retail 4.8%
1,324,000		The Neiman Marcus Group, Inc. – Class B	$128,030,800
		Telecommunications 2.1%
27,197,271	*	Level 3 Communications, Inc.	55,210,460
		Toys 5.2%
6,727,000		Hasbro, Inc.	139,854,330

		Total Common Stocks (Cost $1,484,044,802)	1,946,054,409

Principal
Amount

Corporate Bonds 9.6%
	Telecommunications 9.6%
7,600,000	Level 3 Communications, Inc., 11% Senior Notes due 3-15-08	6,745,000
224,700,000	Level 3 Communications, Inc., 9.125% Senior Notes due 5-1-08	187,624,500
105,964,000	Level 3 Communications, Inc., 6% Convertible Subordinated Notes due 9-15-09	57,750,380
10,800,000	Level 3 Communications, Inc., 6% Convertible Subordinated Notes due 3-15-10	5,670,000

	Total Corporate Bonds (Cost $238,890,453)	257,789,880

Short-Term Obligations 17.7%
89,360,000	Repurchase Agreement with State Street Bank, 2.40% due 7-1-05, Repurchase price $89,365,957 (Collateralized by U.S. government agency securities)	89,360,000
385,000,000	U.S. Treasury Bills, 2.68% – 2.90% due 7-7-05 to 8-18-05	384,140,611

Total Short-Term Obligations	473,500,611

Total Investments (Cost $2,196,435,866)(a)	99.9%	2,677,344,900
Other Assets and Liabilities, Net	0.1	3,862,076

Net Assets	100.0%	$2,681,206,976

Net asset value per share	$31.21

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Net unrealized appreciation of $480,909,034 consists of unrealized appreciation and depreciation of $525,582,107 and $(44,673,073), respectively.
(b)	Affiliated issuer. See Note 7.
(c)	All or a portion designated as collateral for forward currency contracts. See Note 10.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 22% of net assets.
See Notes to Financial Statements.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at June 30, 2005 (Unaudited)
OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain (Loss)

113,500,000	Canadian Dollar 9-2-05	$92,817,464	$793,099
60,574,000	Canadian Dollar 9-28-05	49,568,341	190,970
45,500,000	Canadian Dollar 12-23-05	37,330,413	(318,382)

		$179,716,218	$665,687

See Notes to Financial Statements.

(Intentionally Left Blank)

Longleaf Partners Funds
STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2005 (Unaudited)

	Partners	International	Small-Cap
	Fund	Fund	Fund

Assets:
Investments:
Affiliated securities, at market value (cost $842,484,145, $102,636,928 and $380,060,322, respectively) (Note 2 and 7)	$1,147,790,775	$166,426,547	$498,653,056
Other securities, at market value (cost $5,930,023,431, $1,774,567,631 and $1,816,375,544, respectively) (Note 2)	7,506,526,653	2,324,840,063	2,178,691,844

Total Investments	8,654,317,428	2,491,266,610	2,677,344,900
Cash	266	87	983
Receivable for:
Forward currency contracts (Note 2)	35,017,256	35,049,672	665,687
Dividends and interest	9,825,504	4,343,387	7,363,452
Fund shares sold	6,957,722	11,823,195	1,179,159
Securities sold	858,673	–	–
Foreign tax reclaims	101,183	159,596	–
Prepaid assets	150,698	32,289	44,307

Total Assets	8,707,228,730	2,542,674,836	2,686,598,488

Liabilities:
Payable for:
Fund shares redeemed	19,581,522	1,054,540	301,450
Securities purchased	5,399,368	–	3,024,811
Investment counsel fee (Note 3)	5,519,354	3,088,666	1,715,722
Administration fee (Note 4)	724,955	206,034	217,804
Other accrued expenses	385,899	198,859	131,725

Total Liabilities	31,611,098	4,548,099	5,391,512

	$8,675,617,632	$2,538,126,737	$2,681,206,976

Net Assets:
Net assets consist of:
Paid-in capital	$6,504,946,091	$1,961,098,555	$1,815,156,092
Undistributed net investment income	61,542,355	7,036,859	30,974,190
Accumulated net realized gain (loss) on investments and foreign currency	192,445,242	(78,999,393)	353,501,973
Unrealized gain on investments and foreign currency	1,916,683,944	648,990,716	481,574,721

Net Assets	$8,675,617,632	$2,538,126,737	$2,681,206,976

Net asset value per share	$30.98	$15.78	$31.21

Fund shares issued and outstanding	280,018,604	160,895,289	85,902,947
See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF OPERATIONS
for the six months ended June 30, 2005 (Unaudited)

	Partners	International	Small-Cap
	Fund	Fund	Fund

Investment Income:
Income:
Dividends from non-affiliates (net of foreign tax withheld of $3,801,383, $2,173,870 and $295,103, respectively)	$68,291,720	$23,308,534	$6,269,224
Dividends from affiliates (net of foreign tax withheld of $312,581, $32,226, and $0, respectively) (Note 7)	5,016,970	428,144	3,255,485
Interest	28,261,304	4,112,480	33,180,173

Total income	101,569,994	27,849,158	42,704,882

Expenses:
Investment counsel fee (Note 3)	33,287,760	18,741,839	10,210,008
Administration fee (Note 4)	4,372,249	1,252,955	1,295,216
Transfer agent fees and expenses	918,892	268,263	250,843
Custodian fees and expenses	323,322	188,285	14,777
Prospectus and shareholder reports	323,320	108,600	71,160
Trustees’ fees and expenses	125,329	64,317	64,317
Registration fees	40,339	24,838	19,996
Professional fees	45,186	43,597	40,937
Other	106,325	44,550	45,724

Total expenses	39,542,722	20,737,244	12,012,978

Net investment income	62,027,272	7,111,914	30,691,904

Realized and unrealized gain (loss):
Net realized gain (loss):
Non-affiliated securities	(2,439,607)	2,305,165	63,075,210
Affiliated securities (Note 7)	–	49,428,533	80,067,568
Forward currency contracts	20,313,493	(7,213,641)	(7,025,273)
Foreign currency transactions	(484,917)	(75,055)	(4,142)

Net gain	17,388,969	44,445,002	136,113,363

Change in unrealized appreciation (depreciation):
Securities	(249,295,593)	(97,194,536)	(59,123,212)
Other assets, liabilities and forwards	69,853,455	82,893,924	9,431,025

Change in net unrealized depreciation	(179,442,138)	(14,300,612)	(49,692,187)

Net realized and unrealized gain (loss)	(162,053,169)	30,144,390	86,421,176

Net increase (decrease) in net assets resulting from operations	$(100,025,897)	$37,256,304	$117,113,080

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Partners Fund

	Six months ended	Year ended
	June 30, 2005	December 31,
	(Unaudited)	2004

Operations:
Net investment income (loss)	$62,027,272	$22,107,734
Net realized gain from investments and foreign currency transactions	17,388,969	431,031,437
Net change in unrealized appreciation (depreciation) of securities, other assets, liabilities and forwards	(179,442,138)	132,969,547

Net increase (decrease) in net assets resulting from operations	(100,025,897)	586,108,718

Distributions to shareholders:
From net investment income	–	(41,083,617)
From net realized gain on investments	–	(176,600,734)

Net decrease in net assets resulting from distributions	–	(217,684,351)

Capital share transactions (Note 6):
Net proceeds from sale of shares	450,024,696	1,799,651,526
Net asset value of shares issued to shareholders for reinvestment of shareholder distributions	–	195,398,551
Cost of shares redeemed	(673,846,472)	(1,032,976,645)

Net increase (decrease) in net assets from fund share transactions	(223,821,776)	962,073,432

Total increase (decrease) in net assets	(323,847,673)	1,330,497,799
Net assets:
Beginning of period	8,999,465,305	7,668,967,506

End of period	$8,675,617,632	$8,999,465,305

Undistributed net investment income included in net assets at end of period	$61,542,355	$ –

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF CHANGES IN NET ASSETS

International Fund		Small-Cap Fund

Six months ended	Year ended	Six months ended	Year ended
June 30, 2005	December 31,	June 30, 2005	December 31,
(Unaudited)	2004	(Unaudited)	2004

$7,111,914	$(13,472,823)	$30,691,904	$37,359,462
44,445,002	46,765,198	136,113,363	456,750,848
(14,300,612)	194,437,934	(49,692,187)	(143,946,394)

37,256,304	227,730,309	117,113,080	350,163,916

–	–	–	(37,602,433)
–	–	–	(222,981,460)

–	–	–	(260,583,893)

199,641,310	695,678,169	143,239,080	305,304,370
–	–	–	239,101,276
(278,405,656)	(267,354,688)	(252,988,000)	(325,228,207)

(78,764,346)	428,323,481	(109,748,920)	219,177,439

(41,508,042)	656,053,790	7,364,160	308,757,462
2,579,634,779	1,923,580,989	2,673,842,816	2,365,085,354

$2,538,126,737	$2,579,634,779	$2,681,206,976	$2,673,842,816

$7,036,859	$ –	$30,974,190	$286,428

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF CHANGES IN NET ASSETS
Longleaf Partners Funds
NOTES TO FINANCIAL STATEMENTS
Note 1. Organization
The Longleaf Partners Fund, Longleaf Partners International Fund, and Longleaf Partners Small-Cap Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.
Note 2. Significant Accounting Policies
Management Estimates
The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.
Security Valuation
Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close.
In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities.
When market quotations are not readily available, portfolio securities are valued at their fair values as determined in good faith under procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. Estimated values may differ from the values that would have been used had a ready market for the investment existed.
Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations are valued at amortized cost which approximates current market value.

The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. We usually price foreign securities at the latest market close in the foreign market, which may be at different times or days than the close of the New York Stock Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the New York Stock Exchange, we may price the foreign securities at fair value as determined by the Board of Trustees, consistent with any regulatory guidelines.
Accounting for Investments
For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income and Fund expenses are recognized on an accrual basis.
Distributions to Shareholders
Dividends and distributions to shareholders are recorded on the ex-dividend date.
Federal Income Taxes
The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market values of investment securities, assets and liabilities are translated into U.S. dollars daily.
The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Forward Currency Contracts
Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts are treated as realized and are subject to distribution at our excise tax year-end date.
Risk of Forward Currency Contracts
The Funds generally use forward currency contracts for hedging purposes to offset currency exposure in portfolio holdings. Each Fund may seek to hedge foreign currency exposure to the full extent of its investment in foreign securities, but there is no requirement that all foreign securities be hedged. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited.
Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Funds’ custodian bank sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through its custodian, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.
Note 3. Investment Counsel Agreement
Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net assets	1.00%
In excess of $400 million	.75%
For the Partners and Small-Cap Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses)

exceed 1.5% of average annual net assets. No such reductions were necessary for the current period.
The International Fund fee is calculated in accordance with the following schedule:

First $2.5 billion of average daily net assets	1.50%
In excess of $2.5 billion	1.25%
For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.75% of average annual net assets. No reduction was necessary for the current period.
Note 4. Fund Administrator
Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.
Note 5. Investment Transactions
Purchases and sales of equity securities and corporate bonds for the period (excluding short-term obligations) are summarized below:

	Purchases	Sales

Partners Fund	$963,965,414	$7,106,091
International Fund	158,968,926	158,579,931
Small-Cap Fund	450,569,124	229,339,919
Note 6. Shares of Beneficial Interest
Each Fund is authorized to issue unlimited shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

	Six months ended June 30, 2005

	Partners	International	Small-Cap
	Fund	Fund	Fund

Shares sold	14,551,398	12,782,106	4,754,816
Shares redeemed	(21,891,061)	(17,755,124)	(8,437,706)

	(7,339,663)	(4,973,018)	(3,682,890)

	Year ended December 31, 2004

	Partners	International	Small-Cap
	Fund	Fund	Fund

Shares sold	59,331,596	47,752,771	10,373,781
Reinvestment of shareholder distributions	6,433,178	–	8,150,873
Shares redeemed	(34,219,805)	(18,235,626)	(11,043,869)

	31,544,969	29,517,145	7,480,785

Note 7. Affiliated Companies
Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. Each Fund held at least five percent of the outstanding voting stock of the following companies during the six months ended June 30, 2005:

			Market Value
	Shares(a) at
	June 30,		June 30,	December 31,
	2005		2005	2004

Partners Fund
Level 3 Communications, Inc.*	81,029,000		$164,488,870	$274,688,310
Level 3 Communications, Inc. 10% Convertible Senior Notes due 5-1-11	222,079,000(b	)	199,175,326	–
The NipponKoa Insurance Company, Ltd.	63,701,000		414,479,027	433,293,618
Pioneer Natural Resources Company	8,784,400		369,647,552	303,302,610

			1,147,790,775	1,011,284,538

International Fund
BIL International Limited	127,134,000		90,417,116	76,324,014
Ezaki Glico Co., Ltd.	9,851,000		76,009,431	72,293,862
Gendis Inc.*	–		–	6,570,264
Nippon Broadcasting System, Inc.	–		–	107,056,846

			166,426,547	262,244,986

Small-Cap Fund
Adolph Coors Company – Class B(c)	–		–	146,951,140
Deltic Timber Corporation	1,062,000		40,387,860	59,688,945
Hilb Rogal & Hobbs Company	3,526,400		121,308,160	127,796,736
IHOP Corp.	2,978,100		129,219,759	124,752,609
Jacuzzi Brands, Inc.*	11,284,800		121,085,904	76,987,170
Ruddick Corporation	3,394,100		86,651,373	73,618,029
Texas Industries, Inc.	–		–	122,745,126

			$498,653,056	$732,539,755

Purchases, sales and dividend income for these affiliates for the six months ended June 30, 2005 were as follows:

			Dividend
			or Interest
	Purchases	Sales	Income(d)

Partners Fund
Level 3 Communications, Inc.*	$–	$–	$–
Level 3 Communications, Inc.
10% Convertible Senior Notes due 5-1-11	222,079,000	–	5,366,909	(e)
The NipponKoa Insurance Company, Ltd.	–	–	4,152,860
Pioneer Natural Resources Company	5,348,297	–	864,110

	227,427,297	–	10,383,879

International Fund
BIL International Limited	–	–	–
Ezaki Glico Co., Ltd.	–	–	428,144
Gendis Inc.*	–	5,539,728	–
Nippon Broadcasting System, Inc.	–	124,250,106	–

	–	129,789,834	428,144

Small-Cap Fund
Adolph Coors Company — Class B(e)	–	–	–
Deltic Timber Corporation	–	15,295,028	140,013
Hilb Rogal & Hobbs Company	–	–	775,808
IHOP Corp	–	–	1,489,050
Jacuzzi Brands, Inc.*	21,896,632	–	–
Ruddick Corporation	–	–	746,702
Texas Industries, Inc.	–	126,336,899	103,912

	$21,896,632	$141,631,927	$3,255,485

*  Non-income producing.

(a)	Common stock unless otherwise noted.
(b)	Principal amount.
(c)	Merged to become Molson Coors Brewing Company (not an affiliate.)
(d)	Dividend income unless otherwise noted.
(e)	Interest income.
Note 8. Illiquid Security
The Partners Fund owns $222,079,000 principal amount of Level 3 Communications, Inc. 10% Convertible Senior Notes due 5-1-11. These notes were acquired directly from Level 3 in an offering registered on Form S-3 under the Securities Act of 1933, and the notes have likewise been registered for resale on Form S-3. Due to the lack of an active trading market, all or a portion of this position may be illiquid. These Level 3 bonds represent 2.3% of the Partners Fund’s net assets at June 30, 2005 and are board valued (See Note 2).

Note 9. Related Ownership
At June 30, 2005, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

	Shares Owned	Percent of Fund

International Fund	9,936,834	6.2%
Small-Cap Fund	5,936,984	6.9
Note 10. Collateral
Securities with the following aggregate value were segregated to collateralize forward currency contracts at June 30, 2005:

Partners Fund	$875,143,058
International Fund	1,023,964,514
Small-Cap Fund	263,936,943

(Intentionally Left Blank)

Longleaf Partners Funds
FINANCIAL HIGHLIGHTS
The presentation is for a share outstanding throughout each period.

			Net
			Gains
	Net		(Losses) on			Distri-
	Asset	Net	Securities	Total	Dividends	butions
	Value	Investment	Realized	From	from Net	from
	Beginning	Income	and	Investment	Investment	Capital
	of Period	(Loss)	Unrealized	Operations	Income	Gains

Partners Fund
Six months ended
June 30, 2005	$31.32	$.22	(.56)	(.34)	$–	$–
Year ended December 31,
2004	29.98	.07	2.05	2.12	(.15)	(.63)
2003	22.24	.08	7.66	7.74	–	–
2002	24.51	.04	(2.08)	(2.04)	(.04)	(.14)
2001	22.71	.20	2.13	2.33	(.20)	(.33)
2000	20.49	.15	3.94	4.09	(.15)	(1.72)
International Fund
Six months ended
June 30, 2005	15.55	.04	.19	.23	–	–
Year ended December 31,
2004	14.11	(.08)	1.52	1.44	–	–
2003	9.97	(.07)	4.21	4.14	–	–
2002	12.34	(.06)	(1.99)	(2.05)	–	(.32)
2001	12.06	.13	1.13	1.26	(.13)	(.85)
2000	12.02	.35	2.70	3.05	(.38)	(2.63)
Small-Cap Fund
Six months ended
June 30, 2005	29.85	.35	1.01	1.36	–	–
Year ended December 31,
2004	28.81	.42	3.75	4.17	(.43)	(2.70)
2003	20.33	.45	8.47	8.92	(.44)	–
2002	21.68	.52	(1.32)	(0.80)	(.53)	(.02)
2001	22.62	.24	.90	1.14	(.24)	(1.84)
2000	20.20	.05	2.53	2.58	(.05)	(.11)

(a)	Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.

(b)	Annualized.
(c)	Expenses presented include dividend expense and brokerage fees for short-sales. The operating expense ratios for 2002, 2001 and 2000 were 1.69%, 1.73% and 1.74%, respectively (Note 3).

Longleaf Partners Funds
FINANCIAL HIGHLIGHTS

							Ratio of
					Ratio of		Net
		Net			Expenses		Investment
		Asset		Net Assets	to		Income
Return	Total	Value		End of	Average		(Loss) to	Portfolio
of	Distri-	End of	Total	Period	Net		Average	Turnover
Capital	butions	Period	Return(a)	(thousands)	Assets		Net Assets	Rate

$–	$–	$30.98	(1.09)%	$8,675,618	.90	% (b)	.70%	.10%
–	(.78)	31.32	7.14	8,999,465	.90		.28	13.38
–	–	29.98	34.80	7,668,968	.91		.32	7.37
(.05)	(.23)	22.24	(8.34)	4,787,662	.91		.17	19.57
–	(.53)	24.51	10.34	4,509,042	.94		.89	18.43
–	(1.87)	22.71	20.60	3,751,993	.93		.75	20.48
–	–	15.78	1.48	2,538,127	1.66	(b)	.28	7.31
–	–	15.55	10.21	2,579,635	1.66		(.57)	18.86
–	–	14.11	41.52	1,923,581	1.68		(.68)	10.18
–	(.32)	9.97	(16.51)	1,086,714	1.80	(c)	(.68)	15.86
–	(.98)	12.34	10.47	834,010	1.82	(c)	1.17	32.44
–	(3.01)	12.06	25.93	404,505	1.79	(c)	3.36	69.40
–	–	31.21	4.56	2,681,207	.93	(b)	1.18	11.96
–	(3.13)	29.85	14.78	2,673,843	.93		1.52	31.04
–	(.44)	28.81	43.85	2,365,085	.95		1.89	4.44
–	(.55)	20.33	(3.74)	1,677,194	.95		2.43	16.91
–	(2.08)	21.68	5.45	1,634,115	.96		1.14	40.39
–	(.16)	22.62	12.80	1,476,973	.98		.24	21.94

Longleaf Partners Funds
EXPENSE EXAMPLE
Shareholders of mutual funds may incur two types of costs: (1) ongoing costs, including management fees, transfer agent fees, and other fund expenses; and (2) transaction costs, including sale charges (loads) and redemption fees. Longleaf does not charge transaction fees of any sort.
The following examples are intended to show the ongoing costs (in dollars) of investing in the Longleaf Funds and to enable you to compare the costs of investing in other mutual funds. Each example is based on an investment of $1,000 made at December 31, 2004 and held through June 30, 2005.
Actual Expenses
The table below provides information about actual account values and actual expenses using each Fund’s actual return for the period. To estimate the expenses that you paid over the period, divide your account balance by $1,000 (for example, a $12,500 account balance divided by $1,000 = 12.5), then multiply the result by the number in the third line entitled “Expenses Paid During Period.”
Ongoing Expenses and Actual Fund Returns
for the period December 31, 2004 to June 30, 2005

	Partners	International	Small-Cap

Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	989.14	1,014.79	1,045.56
Expenses Paid During Period*	4.44	8.29	4.72
Annualized Expense Ratio for Period	0.90%	1.66%	0.93%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by the number of days in the most recent fiscal half year (181) divided by 365 days in the current year.

Longleaf Partners Funds
EXPENSE EXAMPLE
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and expenses based on each Fund’s actual expense ratio and assumed returns of 5% per year before expenses, which are not the Funds’ actual returns. Do not use the hypothetical data below to estimate your ending account balance or expenses you paid. This information serves only to compare the ongoing costs of investing in Longleaf with other mutual funds. To do so, examine this 5% hypothetical example against the 5% hypothetical examples found in other funds’ shareholder reports.
The expenses shown in the table highlight only ongoing costs and do not reflect transactional costs that may be charged by other funds. Therefore, the third line of the table does not reveal the total relative costs of owning different funds. Since Longleaf does not charge transactions fees, you should evaluate other funds’ transaction costs to assess the total cost of ownership for comparison purposes.
Ongoing Expenses and Hypothetical 5% Return
for the period December 31, 2004 to June 30, 2005

	Partners	International	Small-Cap

Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	1,020.33	1,016.56	1,020.18
Expenses Paid During Period*	4.51	8.30	4.66
Annualized Expense Ratio for Period	0.90%	1.66%	0.93%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by the number of days in the most recent fiscal half year (181) divided by 365 days in the current year.

Longleaf Partners Funds
FUND INFORMATION
The following additional information may be obtained without charge, upon request, by calling 1-800-445-9469, Option 1, or on the Funds’ website at www.longleafpartners.com, or on the SEC’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of Longleaf’s Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).
Proxy Voting Record
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be contained in Form N-PX, to be available by August 31, 2005.
Quarterly Portfolio Holdings
Longleaf files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (please call 1-800-SEC-0330 for information on the operation of the Public Reference Room).
In addition to Form N-Q, Longleaf publishes reports for each fiscal quarter. These reports include complete schedules of portfolio holdings, as well as performance updates and letters from portfolio managers. We furnish Longleaf’s Quarterly Reports in lieu of Form N-Q to shareholders who request information about our first and third quarter portfolio holdings, and Semi-Annual and Annual Reports for requests related to the second and fourth quarters, respectively.
Fund Trustees
Additional information about Fund Trustees is included in the Statement of Additional Information (SAI).

Longleaf Partners Funds
SERVICE DIRECTORY
Contact us at www.longleafpartners.com or
(800) 445-9469

FUND INFORMATION	OPTION 1
To request a Prospectus, Statement of Additional Information (including
Longleaf’s Proxy Voting Policies and Procedures), financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

DAILY FUND PRICES	OPTION 2
For automated reporting 24 hours a day, seven days a week.

ACCOUNT INFORMATION	OPTION 3
For account balance and transaction activity, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SHAREHOLDER INQUIRIES	OPTION 0
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.
CORRESPONDENCE

By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds	Longleaf Partners Funds
P.O. Box 9694	c/o PFPC
Providence, RI 02940-9694	101 Sabin Street
Pawtucket, RI 02860
(508) 871-8800
PUBLISHED DAILY PRICE QUOTATIONS
Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading Longleaf Partners as follows:

			Transfer Agent	Closed to
Abbreviation	Symbol	Cusip	Fund Number	New Investors

Partners	LLPFX	543069108	133	7-16-04
Intl	LLINX	543069405	136	2-6-04
Sm-Cap	LLSCX	543069207	134	7-31-97

Longleaf Partners Funds ®
c/o PFPC
P.O. Box 9694
Providence, RI 02940-9694
(800) 445-9469
www.longleafpartners.com

Item 2.     Code of Ethics.

Not applicable to semi-annual reports.

Item 3.     Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4.     Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5.     Audit Committee of Listed Registrants.

Not applicable.

Item 6.     Schedule of Investments

A complete schedule of investments at June 30, 2005 is included in the Semi-Annual Report filed under Part I of this form.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.     Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.     Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act to 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.     Exhibits.

Exhibit 99. CERT Certification Required by Item 12(a)(2) of Form N-CSR

Exhibit 99.906 CERT Certification Pursuant to Section 906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins

O. Mason Hawkins Trustee Longleaf Partners Funds Trust

Date	August 17, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ O. Mason Hawkins

O. Mason Hawkins Chairman and CEO, Southeastern Asset Management, Inc. Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 17, 2005

By	/s/ Julie M. Douglas

Julie M. Douglas
Vice President & CFO – Mutual Funds, Southeastern Asset Management, Inc. Functioning as principal financial officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 17, 2005

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.